UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2020

SIMON PROPERTY GROUP, INC.

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware (Simon Property Group, Inc.) Delaware (Simon Property Group, L.P.) (State or other jurisdiction of incorporation)	001-14469 (Simon Property Group, Inc.) 001-36110 (Simon Property Group, L.P.) (Commission File Number)	04-6268599 (Simon Property Group, Inc.) 34-1755769 (Simon Property Group, L.P.) (I.R.S. Employer Identification No.)

225 West Washington Street

Indianapolis, Indiana 46204

(Address of principal executive offices)

(317) 636-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbols	Name of each exchange on which registered

Simon Property Group, Inc.	Common stock, $0.0001 par value	SPG	New York Stock Exchange
Simon Property Group, Inc.	8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange
Simon Property Group, L.P.	2.375% Senior Unsecured Notes due 2020	SPG/20	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Simon Property Group, Inc.:	Emerging growth company ☐

Simon Property Group, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Simon Property Group, Inc.:  ☐

Simon Property Group, L.P.:  ☐

Unless stated otherwise or the context otherwise requires, references to the “Operating Partnership” mean Simon Property Group, L.P. and references to “Simon” mean Simon Property Group, Inc., the sole general partner of the Operating Partnership.

ITEM 1.01	Entry into a Material Definitive Agreement

On March 16, 2020, the Operating Partnership entered into a senior unsecured credit facility comprised of (i) an amendment and extension of its existing $4.0 billion senior unsecured revolving credit facility (the “Revolving Facility”) and (ii) a $2.0 billion delayed-draw term loan facility (the “Term Facility” and, together with the Revolving Facility, the “Facilities”).  The Facilities replace in its entirety the Operating Partnership’s existing $4.0 billion senior unsecured revolving credit facility (the “Existing Facility”). The Revolving Facility and the Term Facility can be increased in the form of either additional commitments under the Revolving Facility or incremental term loans under the Term Facility in an aggregate amount for all such increases not to exceed $1.0 billion, for a total aggregate size of $7.0 billion for the Facilities, in each case, subject to obtaining additional lender commitments and satisfying certain customary conditions precedent. Other than as described below, the economic terms of the Revolving Facility are substantially similar to our Existing Facility. The Facilities will be in addition to and not affect the Operating Partnership’s existing $3.5 billion supplemental unsecured revolving credit facility, which will remain in place.

The Revolving Facility will mature on June 30, 2024, and the Term Facility will mature on June 30, 2022. Each of the Revolving Facility and the Term Facility can be extended for two additional six-month periods to June 30, 2025 and to June 30, 2023, respectively, at the Operating Partnership’s sole option, subject to satisfying certain customary conditions precedent.  The Term Facility is available to the Operating Partnership via a single draw during the nine-month period following the closing of the Facilities.

Borrowings under the Revolving Facility bear interest, at the Operating Partnership’s election, at either (i) LIBOR plus a margin determined by the Operating Partnership’s corporate credit rating of between 0.650% and 1.400% or (ii) the base rate (which rate is equal to the greatest of the prime rate, the federal funds effective rate plus 0.500% or LIBOR plus 1.000%) (the “Base Rate”), plus a margin determined by the Operating Partnership’s corporate credit rating of between 0.000% and 0.400%. The Revolving Facility includes a facility fee determined by the Operating Partnership’s corporate credit rating of between 0.100% and 0.300% on the aggregate revolving commitments under the Revolving Facility. Borrowings under the Term Facility bear interest, at the Operating Partnership’s election, at either (i) LIBOR plus a margin determined based on the Operating Partnership’s corporate credit rating of between 0.725% and 1.600% or (ii) the base rate (equal to the greatest of the prime rate, the federal funds effective rate plus 0.500% or LIBOR plus 1.000%) plus a margin determined by the Operating Partnership’s corporate credit rating of between 0.000% and 0.600%. The Term Facility includes a ticking fee equal to 0.100% of the unused term loan commitment under the Term Facility, which ticking fee shall commence accruing on the date that is forty-five days after the closing of the Term Facility.

The Revolving Facility provides for borrowings denominated in U.S. Dollars, Euro, Yen, Sterling, Canadian Dollars and Australian Dollars.  Borrowings in currencies other than the U.S. Dollar are limited to 95% of the Maximum Revolving Credit Amount, as defined.  The Revolving Facility contains a money market competitive bid option program that allows the Operating Partnership to hold auctions to achieve lower pricing for short-term borrowings.

The Facilities provide for borrowings for general corporate purposes.

The Facilities contain ongoing covenants relating to total and secured leverage to capitalization value and minimum EBITDA and unencumbered EBITDA coverage requirements.  Payment under the Facilities can be accelerated if the Operating Partnership or Simon is subject to bankruptcy proceedings or upon the occurrence of certain other events.

Prior to the amendment and restatement, the Existing Facility had an initial maturity of June 30, 2021 and an interest rate of LIBOR plus 77.5 basis points with a facility fee of 10 basis points.

A copy of a press release and the Facilities agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference and constitute part of this report.

ITEM 1.02	Termination of a Material Definitive Agreement

The disclosure required by this Item is included in 1.01 and is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this Item is included in 1.01 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description	Page Number in This Filing

99.1	Press release dated March 16, 2020	4

99.2	Second Amended and Restated $6,000,000,000 Credit Agreement dated as of March 16, 2020	5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 2020

Simon Property Group, Inc.

By:	/s/ Adam J. Reuille
Adam J. Reuille Senior Vice President and Chief Accounting Officer

Simon Property Group, L.P.

By:	Simon Property Group, Inc., the sole General Partner

By:	/s/ Adam J. Reuille
Adam J. Reuille
Senior Vice President and Chief Accounting Officer

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